Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) - USD ($) $ in Millions	Sep. 30, 2015	Dec. 31, 2014	Sep. 30, 2014
Debt Instrument Fair Value Carrying Value [Abstract]
Total	$ 18,867	$ 21,472	$ 22,294
Financing receivables, fair value	18,679	21,427
Total	26,123	29,594
Debt, fair value	$ 26,139	$ 29,883